UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2008

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

Exelon Corporation (Exelon) previously filed a Current Report on Form 8-K and issued a press release announcing that its board of directors on December 19, 2007 had approved a share repurchase program for up to $500 million of Exelon’s outstanding stock, in addition to the repurchase of up to $1.25 billion authorized earlier in 2007.

After the close of markets on February 26, 2008, Exelon entered into an accelerated share repurchase transaction with Bank of America, N.A. (Bank of America). Pursuant to the terms of the transaction, Exelon will purchase outstanding shares of its common stock from Bank of America for a total of $500 million. Bank of America will make an initial delivery of shares to Exelon shortly after the execution of the transaction, and may deliver additional shares to Exelon at or prior to completion of the transaction, which is expected to occur in the second quarter of 2008. Please refer to the agreement for the accelerated share repurchase transaction with Bank of America, which is attached as Exhibit 10.1 to this Current Report, for a more complete description of the transaction.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Master Confirmation between Bank of America N.A. and Exelon Corporation dated February 26, 2008

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 19 and (2) other factors discussed in filings with the Securities and Exchange Commission by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Matthew F. Hilzinger
Matthew F. Hilzinger
Senior Vice President and Chief Financial Officer
Exelon Corporation

March 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Master Confirmation between Bank of America N.A. and Exelon Corporation dated February 26, 2008